EXHIBIT 10.2


                               September 14, 2001

Mr. Herve Caen
President
Interplay Entertainment Corporation
16815 Von Karman Avenue
Irvine, CA 92606

     RE:  AMENDMENT #1 TO THE DISTRIBUTION AGREEMENT DATED AUGUST 23, 2001

Dear Mr. Caen

     This letter when completely executed shall constitute an amendment ("Amendment #1") to the Distribution Agreement dated August 23, 2001 by and between Vivendi Universal Interactive Publishing North America, Inc. ("Universal") and Interplay Entertainment Corporation ("Interplay") (the "Agreement").

     THE AGREEMENT SHALL BE AMENDED IN THE FOLLOWING RESPECTS ONLY:

     1)   Section 5.3 of the Agreement shall be modified to read as follows:

          "5.3 TITLE AND RISK OF LOSS: Title to Product units shall remain with Interplay until delivery to UNIVERSAL'S customers. Risk of loss for units of Interplay Manufactured SKUs shall pas to UNIVERSAL from Interplay upon delivery at UNIVERSAL's distribution center. Risk of loss of units of UNIVERSAL Manufactured SKUs (i) shall remain with UNIVERSAL until delivery to UNIVERSAL's customers for units of UNIVERSAL Manufactured SKUs distributed by UNIVERSAL hereunder, and (ii) shall pass to Interplay from UNIVERSAL upon delivery at Interplay's distribution center for units of UNIVERSAL Manufactured SKUs distributed by Interplay pursuant to Section 2.6 above. For Product units returned to UNIVERSAL by UNIVERSAL's customers for which title has passed to such customers, title will pass from the customer to Interplay upon delivery to UNIVERSAL; provided that risk of loss for such Products will remain with UNIVERSAL until re-delivery to Interplay or re-delivery to any subsequent customers of returned Product units."

     2)   Section 6.1 of the Agreement shall be modified to read as follows:

          "6.1 PRICE: The proceeds payable by UNIVERSAL to Interplay for units of any Product distributed by UNIVERSAL (the "INTERPLAY PROCEEDS") shall be the price at which UNIVERSAL sells such Product units to its customers (the "PRICE"), less the following amounts only:

               (i)  ***

               (ii) ***

               (iii) ***


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

               (iv) ***

               (v)  ***

     The balance shall be payable to interplay as Interplay Proceeds.

          UNIVERSAL will have the right to determine the Price for each Product in its sole discretion (which will include UNIVERSAL's standard Included Fees and Charges as specified by UNIVERSAL), and may revise the Price for any Product by customer from time to time, subject to the provisions of Section 6.5 below. At the time of the fist commercial shipment of each product, in order to convey to consumers the high quality of the Product, Interplay will set the Price within the range of then-standard dealer price levels for "front-line" interactive entertainment software products of comparable quality and sales potential. Any change in the Price of any Product will become effective as to UNIVERSAL *** days after the date of Interplay's written notice to UNIVERSAL of the Price change or earlier as may be mutually agreed upon by the parties. UNIVERSAL will incorporate a change in Price of a Product in UNIVERSAL's next published price list.

          Notwithstanding the foregoing, in no event shall the Interplay Proceeds be less than *** dollars ($***) with respect to each unit of console Platform Products and less than *** dollars and *** cents ($***) with respect to each unit of PC Platform Products. The foregoing sentence shall not apply with respect to ***. The first sentence of this paragraph shall not apply to any Product ***. Furthermore, the first sentence of this paragraph shall not apply with respect to Products which are ***. By way of clarification, the minimum Interplay Proceeds stated in this paragraph will apply for the first ***."

     3) The second sentence of Section 6.5(a), "Price Protection and Post-Sale Markdowns," shall be modified to read as follows:

          "Interplay and Universal shall mutually determine (in good faith) the extent of any price protection or post-sale markdown deductions extended to any Products."

     The remainder of such Section shall remain unchanged.

     4) Section 6.10, "COLLECTIONS AND BAD DEBT," shall be modified to read as follows:

          "COLLECTIONS AND BAD DEBT. By way of clarification, UNIVERSAL will be responsible for all risk of collection of amounts owed by UNIVERSAL's customers as a result of UNIVERSAL's activities under this Agreement, and UNIVERSAL will not deduct any bad debt expenses or associated write-offs incurred as a result of its activities under this Agreement. ***"

     5) Section 2 of Exhibit C, "Escrow Instructions" shall be modified to read as follows:

          "Agent is authorized to disburse the Funds to Interplay within *** business days of receipt of the complete executed version of this Amendment #1."


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     Each Party (and the officers executing on its behalf) represents and warrants that it has the required authority and capacity to enter into this Amendment. All corporate and other actions required to be taken by either Party to authorize the execution, delivery and performance of this Amendment and all transactions contemplated by this Amendment have been duly and effectively taken. Upon the full execution and delivery of this Amendment, this Amendment will become a valid, binding and enforceable obligation upon both Parties.

     Subject to the foregoing, all other terms and conditions of the Agreement and its Exhibits shall remain in full force and effect.


ACCEPTED AND AGREED,


/S/ PHIL O'NEIL                              /S/ HERVE CAEN
-------------------------------             -----------------------------------
Vivendi Universal Interactive               Interplay Entertainment Corporation
Publishing North America, Inc.



cc:  Dan Murphy (Stradling, Yocca, Carlson & Rauth),
     Brian Fargo (Interplay)



---------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.